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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  JANUARY 28, 1997
(Date of earliest event reported)


                            STANDARD FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-24082                                            36-3941870
(Commission File Number)                         (I.R.S. Employer Identification
                                                             Number)



800 BURR RIDGE PARKWAY, BURR RIDGE, ILLINOIS                             60521
(Address of principal executive offices)                              (Zip Code)



                                 (630) 986-4900
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Standard Financial, Inc. has announced that the Company's Board of Directors has set April 24, 1997, as the date of its 1997 annual meeting of stockholders.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANDARD FINANCIAL, INC.



Dated:   January 28, 1997          By:  /s/ Randall R. Schwartz
                                       -----------------------------------------
                                       Randall R. Schwartz
                                       Vice President and General Counsel


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